Exhibit 99.2

Q3 2017 Earnings July 26, 2017

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Record Q3 performance and exceeded Guidance; Raising FY17 Guidance 8% organic growth year-over-year Sales of $3.4B, with organic growth across all segments and regions Transportation grew 8% organically as content growth continues to drive market outperformance Organic growth of 5% in Industrial driven by strength in factory automation & medical applications Double digit organic growth in Communications with growth across all businesses Record profitability in Q3 Adjusted EPS of $1.24, up 15% Y/Y driven by operational strength Adjusted Operating Margin of 16.6%, expanded margins by 50bps Y/Y Free Cash Flow of $408M with $324M returned to shareholders Raising FY17 Sales and EPS guidance Increasing year over year organic growth to 7% and adjusted EPS to $4.73 at the mid-point, up 20% Order momentum continues, up 12% Y/Y in Q3 excluding SubCom Strengthening our harsh portfolio with bolt-on acquisitions in Automotive and Medical Q3 Highlights 3 Organic Net Sales Growth, Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Reported FY16 FY17 FY17 Q3 Y/Y Growth Q3 Q2 Q3 Reported Organic Transportation 1,659 1,811 1,887 14% 15% Industrial 875 927 951 9% 6% Communications Ex SubCom* 393 446 432 10% 12% Total TE Ex SubCom* 2,927 3,184 3,270 12% 12% Book to Bill Ex SubCom* 1.01 1.06 1.06 Segment Orders Summary ($ in millions) 4 Transportation Y/Y growth driven by all regions and businesses Industrial Y/Y growth driven by strength in Industrial Equipment Communications Y/Y growth driven by strength in Asia in both Data and Devices and Appliances Orders momentum in all segments in Q3 *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period.

Y/Y Growth Rates Reported Organic Automotive $1,294 4% 6% Commercial Transportation 262 21% 23% Sensors 209 10% 7% Transportation Solutions $1,765 7% 8% $ in Millions Sales Automotive sales significantly above production of 1% driven by content expansion and growth in all regions Commercial Transportation organic growth driven by strength across all regions and content gains Sensors organic growth driven by Transportation and Industrial applications Y/Y Adjusted Operating Margin impacted by stronger demand than planned creating near term supply chain inefficiencies Business Performance Reported Up 7% Organic Up 8% Y/Y Growth Rates Reported Organic Orders $1,887 14% 15% Adjusted Operating Margin Segment operating margins in line with expectations Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 Adjusted EBITDA Margin 24.6% 23.9% 19.4% 18.8% Q3 2016 Q3 2017 $1,652 $1,765 Q3 2016 Q3 2017

Y/Y Growth Rates Reported Organic Industrial Equipment $456 15% 10% Aerospace, Defense and Marine 271 (2)% (1)% Energy 178 -% 2% Industrial Solutions $905 7% 5% $ in Millions Sales Industrial Equipment organic growth driven by factory automation and medical applications Organic decline in AD&M driven by timing in Commercial Aerospace partially offset by Defense growth Energy growth driven by Asia and EMEA Y/Y Adjusted Operating Margin impacted by near term AD&M demand softness; Expect sequential and Y/Y improvement in Q4 Business Performance Reported Up 7% Organic Up 5% Adjusted Operating Margin Industrial Solutions 6 Y/Y Growth Rates Reported Organic Orders $951 9% 6% Margins down Y/Y but flat sequentially Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 17.2% 17.1% $849 $905 Q3 2016 Q3 2017 13.2% 12.7% Q3 2016 Q3 2017

Y/Y Growth Rates Reported Organic Data & Devices $245 4% 6% Appliances 181 12% 14% SubCom 271 22% 22% Communications Solutions $697 12% 14% $ in Millions Sales Data & Devices growth driven primarily by high speed programs with cloud infrastructure customers Data & Devices portfolio transformation and footprint optimization favorably impact operating margins Double digit Appliances growth, with growth across all regions and share gains in China SubCom remains solid with a strong pipeline of opportunities Business Performance Reported Up 12% Organic Up 14% Y/Y Growth Rates Reported Organic Orders ex SubCom* $432 10% 12% Adjusted Operating Margin ~500bps margin expansion Y/Y driven by growth and operational improvements 7 Communications Solutions Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 15.3% 19.7% 11.1% 16.1% Q3 2016 Q3 2017 $620 $697 Q3 2016 Q3 2017

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q3 FY16 Q3 FY17 Net Sales $ 3,121 $ 3,367 Operating Income $ 452 $ 536 Operating Margin 14.5% 15.9% Acquisition Related Charges 18 4 Restructuring & Other Charges, net 31 19 Adjusted Operating Income $ 501 $ 559 Adjusted Operating Margin 16.1% 16.6% Earnings Per Share* $ 2.19 $ 1.21 Acquisition Related Charges 0.04 0.01 Restructuring & Other Charges, net 0.06 0.04 Tax Items (1.21) (0.02) Adjusted EPS $ 1.08 $ 1.24 Q3 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Q3 Operating Metrics 9 Adjusted EBITDA Margin $589 $408 Q3 2016 Q3 2017 33.0% 33.9% Q3 2016 Q3 2017 16.1% 16.6% Q3 2016 Q3 2017 20.7% 21.2% Q3 2016 Q3 2017

Guidance* Mid Single Digit Organic Growth Across Segments Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.2B to $3.3B Adjusted EPS $1.14 to $1.16 Sales up 5% Y/Y and up 4% organically at midpoint Minimal impact from FX Adjusted EPS up slightly Y/Y at the midpoint Tax rate headwind unfavorably impacting Adjusted EPS by $0.08 Y/Y Up Mid Single Digits Up Mid Single Digits Organic Up Mid Single Digits Up Mid Single Digits Organic Up High Single Digits Up Mid Single Digits Organic Q4 Outlook* vs 13 week Q4 2016 10 Automotive mid single digit organic growth expected on 1% global auto production; Heavy truck performance remains strong with growth across all regions Industrial Solutions growth driven by strength in factory automation and medical applications Communications Solutions growth expected across all businesses * Assumes foreign exchange rates and commodity prices that are consistent with current levels; Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2016 ($238M Revenue and $0.13 Adjusted EPS) Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

FY17 Outlook* vs 52 week prior year

	Guidance	Highlights
Transportation Solutions	Up High Single Digits Up High Single Digits Organic	• Expect organic Auto growth of high-single digits on ~3% production growth, reflecting content gains; Continue to expect growth in Commercial Transportation and Sensors
Industrial Solutions	Up High Single Digits Up Low Single Digits Organic	• Low single digit Industrial organic growth reflecting continued improvement in Industrial markets
Communications Solutions	Up Mid Single Digits Up High Single Digits Organic	• High single digit organic growth in Communications driven by all businesses

TE Connectivity	Sales of $12.85B to $12.95B
	Adjusted EPS of $4.72 to $4.74
		• Sales up 8% Y/Y; Expect organic growth of 7% Y/Y (up from 6% in Prior Guidance)
		• Adjusted EPS up 20% Y/Y at midpoint
		  • FX headwind impacting sales by ~$125M Y/Y and Adjusted EPS by $0.07 Y/Y
		  • Y/Y tax rate benefits 1H but negatively impacts 2H

Raising Guidance: 7% organic growth and Adjusted EPS up 20% Y/Y

* Assumes foreign exchange rates and commodity prices that are consistent with current levels; Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2016 ($238M Revenue and $0.13 Adjusted EPS)

Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

11

Additional Information 12

Y/Y Q3 2017 13 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2016 Results $3,121 $1.08 Operational Performance 260 0.16 Acquisitions / Divestitures, net 37 0.02 Tax Rate Impact - 0.01 FX Impact (51) (0.03) Q3 2017 Results $3,367 $1.24

Y/Y Q4 2017 14 Net Sales Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q4 2016 Results – 13 weeks $3,094 $1.14 Operational Performance 118 0.08 Acquisitions / Divestitures, net 33 0.02 Tax Rate Impact (0.08) FX Impact (5) (0.01) Q4 2017 Guidance $3,240 $1.15 Guidance Range: Sales of $3.2B - $3.3B Adjusted EPS of $1.14 – $1.16

Y/Y FY 2017 15 1H 2H FY17 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS 2016 – 52 Weeks $5,785 $1.74 $6,215 $2.21 $12,000 $3.95 Operational Performance 429 0.36 379 0.23 808 0.59 Acquisitions / Divestitures, net* 146 0.05 70 0.04 216 0.09 Share Repurchase 0.12 0.02 0.14 Tax Rate Impact 0.10 (0.07) 0.03 FX Impact (70) (0.03) (54) (0.04) (124) (0.07) 2017 Guidance $6,290 $2.34 $6,610 $2.39 $12,900 $4.73 Guidance Range Sales of $12.85B - $12.95B Adjusted EPS of $4.72 - $4.74 * The impact of Acquisitions and Divestitures is shown until one year after the event. Upon the annual anniversary, the impact is considered to be operational. Net Sales Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation.

($ in Millions) Q3 2016 Q3 2017 Beginning Cash Balance $1,150 $773 Free Cash Flow 589 408 Dividends (132) (142) Share repurchases (134) (178) Acquisitions and Divestiture, net (923) (73) Net Increase in Commercial Paper 150 - Other (6) (33) Ending Cash Balance $694 $755 Total Debt $4,036 $3,991 ($ in Millions) Q3 2016 Q3 2017 Cash from Continuing Operations $715 $524 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross currency swaps Pre-separation and BNS related tax payments (receipts), net (148) - 22 (159) 58 (15) Free Cash Flow $589 $408 A/R - $ $2,158 $2,271 Days Sales Outstanding* 62 61 Inventory (Excl. CIP) - $ $1,538 $1,635 Days on Hand* 67 66 Accounts Payable - $ $1,157 $1,309 Days Outstanding* 51 53 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q3 Balance Sheet & Cash Flow Summary 16

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income, Net – represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted Earnings Per Share Excluding the Impact of Changes in the Adjusted Effective Tax Rate – represents Adjusted Earnings Per Share calculated by applying the prior period Adjusted Effective Tax Rate to the current period. We believe this measure provides useful information regarding our Adjusted Earnings Per Share. Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended		For the Nine Months Ended	
	June 30, 2017	June 24, 2016	June 30, 2017	June 24, 2016
	($ in millions)			
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 1,765	$ 1,652	$ 5,195	$ 4,767
Industrial Solutions	905	849	2,553	2,296
Communications Solutions	697	620	1,909	1,843
Total	$ 3,367	$ 3,121	$ 9,657	$ 8,906

	June 30, 2017		June 24, 2016		June 30, 2017		June 24, 2016	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 328	18.6%	$ 297	18.0%	$ 971	18.7%	$ 847	17.8%
Industrial Solutions	98	10.8	95	11.2	251	9.8	224	9.8
Communications Solutions	110	15.8	60	9.7	273	14.3	314	17.0
Total	$ 536	15.9%	$ 452	14.5%	$ 1,495	15.5%	$ 1,385	15.6%

	June 30, 2017		June 24, 2016		June 30, 2017		June 24, 2016	
	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 332	18.8%	$ 320	19.4%	$ 1,033	19.9%	$ 905	19.0%
Industrial Solutions	115	12.7	112	13.2	313	12.3	274	11.9
Communications Solutions	112	16.1	69	11.1	284	14.9	206	11.2
Total	$ 559	16.6%	$ 501	16.1%	$ 1,630	16.9%	$ 1,385	15.6%

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth – Q3 17 vs. Q3 16 21 Translation (2) Acquisitions Transportation Solutions (3) : Automotive 49 $ 3.9% 70 $ 5.6% (21) $ - $ Commercial transportation 45 20.7 50 23.1 (5) - Sensors 19 10.0 14 7.2 (4) 9 Total 113 6.8 134 8.1 (30) 9 Industrial Solutions (3) : Industrial equipment 61 15.4 40 10.2 (7) 28 Aerospace, defense, oil, and gas (5) (1.8) (2) (0.6) (3) - Energy - - 4 1.7 (4) - Total 56 6.6 42 4.9 (14) 28 Communications Solutions (3) : Data and devices 10 4.3 14 5.8 (4) - Subsea communications 48 21.5 48 21.5 - - Appliances 19 11.7 22 13.6 (3) - Total 77 12.4 84 13.5 (7) - Total 246 $ 7.9% 260 $ 8.3% (51) $ 37 $ (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. Organic Net Change in Net Sales for the Quarter Ended June 30, 2017 Sales Growth (1) ($ in millions) Sales Growth Net versus Net Sales for the Quarter Ended June 24, 2016

Reconciliation of Net Sales Growth by Region – Q3 17 vs. Q3 16 22 Translation (2) Acquisitions Americas 100 $ 9.3% 94 $ 8.8% 1 $ 5 $ EMEA 63 5.9 62 5.6 (30) 31 Asia–Pacific 83 8.5 104 10.6 (22) 1 Total 246 $ 7.9% 260 $ 8.3% (51) $ 37 $ ($ in millions) (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. Change in Net Sales for the Quarter Ended June 30, 2017 versus Net Sales for the Quarter Ended June 24, 2016 Net Organic Net Sales Growth Sales Growth (1)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 328 $ 1 $ 3 $ - $ 332 $ Industrial Solutions 98 3 14 - 115 Communications Solutions 110 - 2 - 112 Total 536 $ 4 $ 19 $ - $ 559 $ Operating Margin 15.9% 16.6% Other Income (Expense), Net (4) $ - $ - $ 7 $ 3 $ Income Tax Expense (71) $ (1) $ (3) $ (14) $ (89) $ Effective Tax Rate 14.1% 16.7% Income from Continuing Operations 432 $ 3 $ 16 $ (7) $ 444 $ Diluted Earnings per Share from Continuing Operations 1.21 $ 0.01 $ 0.04 $ (0.02) $ 1.24 $ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments ($ in millions, except per share data) (2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2017 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 300 $ - $ 33 $ - $ 333 $ Industrial Solutions 86 3 19 - 108 Communications Solutions 87 - 7 - 94 Total 473 $ 3 $ 59 $ - $ 535 $ Operating Margin 14.7% 16.6% Other Expense, Net (2) $ - $ - $ - $ (2) $ Income Tax Expense (39) $ - $ (17) $ (22) $ (78) $ Effective Tax Rate 8.8% 15.4% Income from Continuing Operations 406 $ 3 $ 42 $ (22) $ 429 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.12 $ (0.06) $ 1.19 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016

	U.S. GAAP	Adjustments: Acquisition Related Charges (1)(2)	Adjustments: Restructuring and Other Charges, Net (2)	Adjustments: Tax Items (3)	Adjusted (Non-GAAP) (4)
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 297	$ 2	$ 21	$ -	$ 320
Industrial Solutions	95	16	1	-	112
Communications Solutions	60	-	9	-	69
Total	$ 452	$ 18	$ 31	$ -	$ 501
Operating Margin	14.5%				16.1%
Other Expense, Net	$ (651)	$ -	$ -	$ 650	$ (1)
Income Tax (Expense) Benefit	$ 1,019	$ (3)	$ (10)	$ (1,086)	$ (80)
Effective Tax Rate	446.9%				17.0%
Income from Continuing Operations	$ 791	$ 15	$ 21	$ (436)	$ 391
Diluted Earnings per Share from Continuing Operations	$ 2.19	$ 0.04	$ 0.06	$ (1.21)	$ 1.08

(1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP financial measures.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2017 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 643 $ 1 $ 57 $ - $ 701 $ Industrial Solutions 153 5 40 - 198 Communications Solutions 163 - 9 - 172 Total 959 $ 6 $ 106 $ - $ 1,071 $ Operating Margin 15.2% 17.0% Other Expense, Net (2) $ - $ - $ - $ (2) $ Income Tax Expense (93) $ (1) $ (30) $ (52) $ (176) $ Effective Tax Rate 10.3% 17.3% Income from Continuing Operations 812 $ 5 $ 76 $ (52) $ 841 $ Diluted Earnings per Share from Continuing Operations 2.26 $ 0.01 $ 0.21 $ (0.14) $ 2.34 $ (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 30, 2017 27 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 971 $ 2 $ 60 $ - $ 1,033 $ Industrial Solutions 251 8 54 - 313 Communications Solutions 273 - 11 - 284 Total 1,495 $ 10 $ 125 $ - $ 1,630 $ Operating Margin 15.5% 16.9% Other Income (Expense), Net (6) $ - $ - $ 7 $ 1 $ Income Tax Expense (164) $ (2) $ (33) $ (66) $ (265) $ Effective Tax Rate 11.6% 17.1% Income from Continuing Operations 1,244 $ 8 $ 92 $ (59) $ 1,285 $ Diluted Earnings per Share from Continuing Operations 3.47 $ 0.02 $ 0.26 $ (0.16) $ 3.58 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 25, 2016 28 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 550 $ 4 $ 31 $ - $ 585 $ Industrial Solutions 129 6 27 - 162 Communications Solutions 254 - (117) - 137 Total 933 $ 10 $ (59) $ - $ 884 $ Operating Margin 16.1% 15.3% Other Income, Net 20 $ - $ - $ - $ 20 $ Income Tax Expense (188) $ (3) $ 23 $ (25) $ (193) $ Effective Tax Rate 20.9% 22.7% Income from Continuing Operations 713 $ 7 $ (36) $ (25) $ 659 $ Diluted Earnings per Share from Continuing Operations 1.88 $ 0.02 $ (0.09) $ (0.07) $ 1.74 $ Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. (3) Includes income tax benefits related to deferred tax assets recognized in connection with the sale of the Circuit Protection Devices business. (4) See description of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 24, 2016 29 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 847 $ 6 $ 52 $ - $ 905 $ Industrial Solutions 224 22 28 - 274 Communications Solutions 314 - (108) - 206 Total 1,385 $ 28 $ (28) $ - $ 1,385 $ Operating Margin 15.6% 15.6% Other Income (Expense), Net (631) $ - $ - $ 650 $ 19 $ Income Tax (Expense) Benefit 831 $ (6) $ 13 $ (1,111) $ (273) $ Effective Tax Rate (123.5)% 20.6% Income from Continuing Operations 1,504 $ 22 $ (15) $ (461) $ 1,050 $ Diluted Earnings per Share from Continuing Operations 4.03 $ 0.06 $ (0.04) $ (1.24) $ 2.82 $ Adjustments ($ in millions, except per share data) (1) Includes $19 million of acquisition and integration costs and $9 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2016 30 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 344 $ 3 $ (6) $ 341 $ Industrial Solutions 119 1 3 123 Communications Solutions 54 - 33 87 Total 517 $ 4 $ 30 $ 551 $ Operating Margin 15.5% 16.5% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (52) $ (1) $ (15) $ (68) $ Effective Tax Rate 10.6% 13.0% Income from Continuing Operations 437 $ 3 $ 15 $ 455 $ Diluted Earnings per Share from Continuing Operations 1.22 $ 0.01 $ 0.04 $ 1.27 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Impact of Additional Week for Q4 2016

	For the Quarter Ended September 30, 2016			For the Quarter Ended September 25, 2015	Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015			Change in Organic Net Sales for the Quarter Ended September 30, 2016 versus Organic Net Sales for the Quarter Ended September 25, 2015 [2]		
		Adjustment				Adjustment			Adjustment	
	14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]		14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 1,311	$ (102)	$ 1,209	$ 1,128	16.2%	(9.0)%	7.2%	15.3%	(9.0)%	6.3%
Commercial Transportation	215	(15)	200	190	13.2	(7.9)	5.3	12.1	(7.9)	4.2
Sensors	210	(13)	197	190	10.5	(6.8)	3.7	4.2	(6.5)	(2.3)
Total	1,736	(130)	1,606	1,508	15.1	(8.6)	6.5	13.4	(8.5)	4.9
Industrial Solutions										
Industrial Equipment	427	(32)	395	343	24.5	(9.3)	15.2	0.7	(7.8)	(7.1)
Aerospace, Defense, Oil, and Gas	299	(20)	279	276	8.3	(7.2)	1.1	8.0	(7.1)	0.9
Energy	193	(13)	180	173	11.6	(7.6)	4.0	13.4	(7.6)	5.8
Total	919	(65)	854	792	16.0	(8.2)	7.8	6.0	(7.5)	(1.5)
Communications Solutions										
Data and Devices	262	(21)	241	323	(18.9)	(6.5)	(25.4)	(5.8)	(7.5)	(13.3)
Subsea Communications	239	(11)	228	202	18.3	(5.4)	12.9	18.3	(5.2)	13.1
Appliances	176	(11)	165	159	10.7	(6.9)	3.8	10.4	(7.4)	3.0
Total	677	(43)	634	684	(1.0)	(6.3)	(7.3)	5.9	(6.8)	(0.9)
Total	$ 3,332	$ (238)	$ 3,094	$ 2,984	11.7%	(8.0)%	3.7%	9.8%	(7.9)%	1.9%

		Adjustments			Adjustment	
	U.S. GAAP	Acquisition Related Charges	Restructuring and Other Charges, Net	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)					
Operating Income	$ 517	$ 4	$ 30	$ 551	$ (55)	$ 496
Operating Margin	15.5%			16.5%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 1.22	$ 0.01	$ 0.04	$ 1.27	$ (0.13)	$ 1.14

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.
[2] See description of non-GAAP financial measures.

31

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 32 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Impact of Additional Week for Fiscal 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 [2]		
		Adjustment				Adjustment			Adjustment	
	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	Fiscal 2015	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
					($ in millions)					
Net Sales:										
Transportation Solutions										
Automotive	$ 4,912	$ (102)	$ 4,810	$ 4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions										
Industrial equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Aerospace, defense, oil, and gas	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions										
Data and devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$ 12,238	$ (238)	$ 12,000	$ 12,233	-%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	Tax Items [4]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
			($ in millions, except per share data)				
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

[2] See description of non-GAAP financial measures.

[3] Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

[4] Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

33

TE connectivity

Reconciliation of Gross Margin & Gross Margin Percentage 34 June 30, June 24, 2017 2016 Net Sales 3,367 $ 3,121 $ Cost of Sales 2,229 2,099 Gross Margin 1,138 1,022 Gross Margin Percentage 33.8% 32.7% Acquisition Related Charges 3 7 Adjusted Gross Margin (1) 1,141 $ 1,029 $ Adjusted Gross Margin Percentage (1) 33.9% 33.0% (1) See description of non-GAAP financial measures. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 35 June 30, June 24, June 30, June 24, 2017 2016 2017 2016 Net cash provided by operating activities: Net cash provided by continuing operating activities 524 $ 715 $ 1,449 $ 1,262 $ Net cash provided by (used in) discontinued operating activities (1) 3 (1) 1 523 718 1,448 1,263 Net cash used in investing activities (241) (1,072) (538) (1,057) Net cash used in financing activities (299) (100) (791) (2,837) Effect of currency translation on cash (1) (2) (11) (4) Net increase (decrease) in cash and cash equivalents (18) $ (456) $ 108 $ (2,635) $ Net cash provided by continuing operating activities 524 $ 715 $ 1,449 $ 1,262 $ Excluding: Payments (receipts) related to pre-separation U.S. tax matters, net (15) 5 (23) 145 Payments related to income taxes on the sale of the Broadband Network Solutions business - 17 - 26 Cash paid pursuant to collateral requirements related to cross currency swaps 58 - 19 19 Capital expenditures, net (159) (148) (440) (417) Free cash flow (1) 408 $ 589 $ 1,005 $ 1,035 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Nine Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	June 30, 2017	June 24, 2016
	($ in millions)	
Net Income	$ 435	$ 839
Income from discontinued operations	(3)	(48)
Income tax expense (benefit)	71	(1,019)
Other expense, net	4	651
Interest expense	32	31
Interest (income)	(3)	(2)
Operating Income	536	452
Acquisition related charges	4	18
Restructuring and other charges (credits), net	19	31
Adjusted Operating Income (1)	559	501
Depreciation and amortization (2)	154	146
Adjusted EBITDA (1)	$ 713	$ 647
Net Sales	$ 3,367	$ 3,121
Net income as a percentage of net sales	12.9%	26.9%
Adjusted EBITDA margin (1)	21.2%	20.7%

	For the Quarters Ended							
	June 30, 2017				June 24, 2016			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 328	$ 98	$ 110	$ 536	$ 297	$ 95	$ 60	$ 452
Acquisition related charges	1	3	-	4	2	16	-	18
Restructuring and other charges, net	3	14	2	19	21	1	9	31
Adjusted Operating Income (1)	332	115	112	559	320	112	69	501
Depreciation and amortization	89	40	25	154 (2)	86	34	26	146
Adjusted EBITDA (1)	$ 421	$ 155	$ 137	$ 713	$ 406	$ 146	$ 95	$ 647
Net Sales	$ 1,765	$ 905	$ 697	$ 3,367	$ 1,652	$ 849	$ 620	$ 3,121
Operating margin	18.6%	10.8%	15.8%	15.9%	18.0%	11.2%	9.7%	14.5%
Adjusted operating margin (1)	18.8%	12.7%	16.1%	16.6%	19.4%	13.2%	11.1%	16.1%
Adjusted EBITDA margin (1)	23.9%	17.1%	19.7%	21.2%	24.6%	17.2%	15.3%	20.7%

(1) See description of non-GAAP financial measures.

(2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $3 million and $2 million for the quarters ended June 30, 2017 and June 24, 2016, respectively, as these charges are included in the acquisition related charges line.

36

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 37 Outlook for Quarter Ending September 29, Outlook for 2017 (1) Fiscal 2017 (1) Diluted earnings per share from continuing operations (GAAP) $1.07 - $1.09 $4.54 - 4.56 Restructuring and other charges, net 0.06 0.31 Acquisition related charges 0.01 0.03 Tax items - (0.16) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.14 - 1.16 $4.72 - 4.74 Net sales growth (GAAP) (5) - (1)% 5 - 6% Impact of additional week in fiscal 2016 8 2 Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 3 - 7% 7 - 8% Translation - 1 (Acquisitions) divestitures, net (1) (2) Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non- GAAP) (2) 2 - 6% 6 - 7% Effective tax rate (GAAP) 18.5% 13.8% Effective tax rate adjustments (3) 0.5 4.2 Adjusted effective tax rate (non-GAAP) (2) 19.0% 18.0% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 26,2017 (2) See description of non-GAAP financial measures.